UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2010

LAXAI PHARMA, LTD.

(Exact name of Registrant as specified in charter)

Israel	0-17788	N/A
(State of Incorporation)	(Commission File No.)	(IRS Employer
Identification Number)

4041 A, Hadley Rd, South Plainfield NJ		07080
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (908)-756-7300

(Former name or former address, if changed since last report)

8905 Regents Park Drive, Suite 210, Tampa, FL  33647

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 8.01	Other Events

The Company has moved its corporate office to its already existing South Plainfield, New Jersey branch office, effective commencing on September 1, 2010.  Henceforth the Company’s corporate office will be located at the following address:

4041 A, Hadley Rd
South Plainfield, New Jersey  07080
Tel: 1-800.996.1180
Tel: 908-756-7300
Fax: 775-942-6642

The Company is currently incorporated in Israel, however, since its change in control on December 31, 2007 it has ceased all its operations in Israel.  The Company’s current operations and its corporate offices are located in the United States.  Accordingly, the Company’s board of directors has voted to migrate the Company to the state of Delaware, in the United States, subject to the approval of shareholders and the approval of any applicable regulatory bodies.  A major reason for this migration is to save the cost of maintaining advisors in both countries.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2010
LAXAI PHARMA, LTD. (Registrant)

By:	/s/ J. Ram Ajjarapu
Ram Ajjarapu
Executive Chairman

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